June 2017

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, rate base, and environmental matters. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes, including changes to existing and/or anticipated environmental standards and tax laws; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward- Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2016 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Well Positioned for the Future WEC Energy Group  Focused on the fundamentals:  Safety  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care

3 Well Positioned for the Future Focused on the Fundamentals $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Consistent EPS Growth 6 years in a row Ranked #2 in our sector GAAP Adjusted

4 Well Positioned for the Future A Compelling Value Proposition  For 2017, targeting earnings per share growth of 5-7 percent  2017 earnings guidance is $3.06 - $3.12 per share  Longer-term earnings per share growth is expected to be 5-7 percent compound annual growth rate off 2015 base of $2.72 per share  More than 99 percent of earnings from regulated operations  Projecting dividend growth in line with earnings growth

5 Well Positioned for the Future WEC Energy Group  $19.1 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  69,000 miles electric distribution  46,000 miles gas distribution  $17.7 billion of rate base (2)  99+% of earnings from regulated operations Company Statistics Service Territory (1) As of 3/31/17 (2) 2016 average rate base We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Upper Michigan Energy Resources Corporation

6 Well Positioned for the Future Earnings Growth Drivers $2.7 $5.7 2016 average rate base ($ billions) $12.8 $2.9 $2.0 Utilities PTF Transmission Note: Power the Future value represents investment book value Core Investment  Rate Base: Projected rate base investment from 2017 – 2021: $9.5 – $10.0 billion  ATC – Traditional Footprint  $3.6 – $4.4 billion 10-year capital plan  WEC Ownership 60%  Power the Future: ROE of 12.7% on historical and new investment  Plus additional growth opportunities  Outside ATC traditional footprint  Additional natural gas storage  Continued analysis of utility projects $17.7 billion

7 Well Positioned for the Future Our Portfolio of Regulated Businesses Electric Generation and Distribution 59% Gas Distribution 27% Electric Transmission 14% Based on 2016 average rate base 70% 14% 12% 4% WI FERC IL MI/MN By Jurisdiction By Business

8 Well Positioned for the Future Power the Future Investments  Port Washington Generating Station ranks 7th in nation for natural gas combined-cycle heat rate2  Elm Road Generating Station ranks 4th in nation for coal heat rate2 Natural Gas Coal Capacity 1,090 MW 1,030 MW 1 Investment $664 million $2 billion 1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 2. Source: Power Engineering

9 Balanced Regulatory Environment Rate-Making Parameters by Company Utility Equity Layer(1) Authorized ROE Wisconsin Electric 48.5% - 53.5% 10.2% Wisconsin Public Service 49.0% - 54.0% 10.0% Wisconsin Gas 47.0% - 52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.32% 9.11% Michigan Gas Utilities 52% 9.9% 1. Represents equity layer in rates

10 Balanced Regulatory Environment Rate Case Update  Wisconsin  Proposed settlement filed with PSCW on April 4, 2017  Rate freezes for Wisconsin customers for 2018 and 2019  Expand and make permanent real-time market pricing options  Extend current earnings cap and sharing mechanism through 2019 for WE and WG  Added earnings cap and sharing mechanism to WPS for 2018 and 2019  Illinois  No rate case filing in 2017

11 Line of Business View Five Year Capital Projection 2017-2021 $343 $412 $317 $337 $250 $517 $502 $529 $515 $538 $1,320 $1,041 $1,052 $1,035 $1,016 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 Gas Delivery Electric Delivery Generation $1,804 In millions  Total capital spend over the five-year period of $9.5 - $10.0 billion $2,180 $1,955 $1,898 $1,887 Excludes ATC projected capital expenditures. Includes UMERC generation and Bluewater natural gas storage.

12 State View Five Year Capital Projection 2017-2021 $343 $412 $317 $337 $250 $1,163 $914 $944 $904 $946 $575 $525 $529 $535 $496 $99 $104 $108 $111 $112 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 MERC/MGU Illinois WI/MI Delivery WI/MI Generation In millions  Depreciation at the utilities expected to average $830 million annually over the five-year period $1,898 $2,180 $1,804 $1,955 $1,887 Excludes ATC projected capital expenditures Includes UMERC generation and Bluewater natural gas storage.

13 $543 $489 $399 $428 $318 $327 $295 $241 $291 $191 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 2021 ATC WEC portion 60% Well Positioned for the Future American Transmission Company Key Assumptions  ATC average rate base at year end 2016: $3.3 billion  Implies average $164 million effective annual (FERC) rate base growth for WEC from 2017 to 2021  5-year projected WEC portion of capital investments  Inside traditional footprint: $1.4 billion  Outside traditional footprint: $300 million  ROE currently under FERC review Projected Capital Expenditures (Inside Traditional Footprint) (Millions of Dollars) $3.6 – $4.4 billion projected investment from 2016 – 2025

14 Well Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC current ownership interest is 30%, potentially growing to 34%  Owns California’s Path 15 transmission line – potential for expansion  Zephyr Power Transmission project  ATC-only outside the footprint  WEC interest: 75%  Joint venture between Arizona Electric Power Cooperative and ATC (ATC Southwest)  Other transmission projects throughout the U.S.  Alaska

15 Well Positioned for the Future Sample Merger-Driven Initiatives Category Activity Supply Chain  Achieving savings in consolidated vendor and supplier contracts, negotiating most favorable terms Information Technology  Consolidating IT infrastructure  Implementing uniform processes and consolidating to a single Enterprise Resource Planning (ERP) system Customer Care  Established consistent measurements of customer satisfaction across all six utilities  Rolling out advanced metering functionality  Expanding mobile options for our customers Operations  Implementing improved, standard order dispatch  Upgrading work management capabilities across the Wisconsin fleet

16 A Track Record of Performance Industry-Leading Dividend Growth  Raised the dividend 5.1% in 2017  14.6% compound annual growth rate off 2010 base  Continuing to target dividend payout of 65-70% of earnings  Dividend expected to grow in line with earnings *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2017 dividend of $0.520 Annualized Dividends Per Share $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08** 2010 2011 2012 2013 2014 2015 2016 2017

17 Poised for Growth Key Takeaways for WEC Energy Group  Leading electric and natural gas utility in the Midwest  The eighth largest natural gas distribution company in the nation  Projected long-term earnings per share growth of 5-7 percent compound annual growth rate off 2015 base  Targeting dividend growth in line with growth in earnings per share  Majority ownership of American Transmission Company brings additional transmission investment opportunity  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

19 Electric Distribution Electric Transmission 60% ownership Natural Gas Distribution Electric Generation

20 Strategic Rationale Acquisition Overview  WEC Energy Group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  Met or exceeded WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

21 Major Construction Projects Delivering the Future  Committed to infrastructure investment that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

22  Phase 1 – convert 1,200 miles of overhead lines to underground and add distribution automation equipment on 400 miles  Project $220 million investment  Phase 2 – underground an additional 1,000 miles  Project $210 million investment  Expect both phases to be complete by 2021 Wisconsin Public Service System Modernization and Reliability Project 2017-2021 planned Green Bay Two Rivers Kewaunee Sturgeon Bay Waupaca Oshkosh Tomahawk Merrill Wausau Antigo Stevens Point 2014-2016 completed Minocqua Rhinelander Eagle River Wausaukee Menominee Wabeno

23 Major Construction Projects – Peoples Gas Natural Gas System Modernization Program  Extensive effort to modernize natural gas infrastructure in City of Chicago  Ultimately replace 2,000 miles  22 percent complete  Investment recovery under a monthly bill rider  Project $280 - $300 million average annual investment  Enabling legislation in effect from 2014 – 2023

24 Major Construction Projects – Wisconsin Utilities Advanced Metering Infrastructure (AMI) Program  AMI is an integrated system of smart meters, communication networks and data management systems that enable two-way communication between utilities and customers  Replaces aging meter reading equipment both on our network and customer property  Reduces manual effort for disconnects and reconnects  Enhanced outage management capabilities  Improves revenue protection and theft detection  Project to spend approximately $200 million over the next four years

25 Well Positioned for the Future Acquisition of Bluewater Natural Gas Holding  Underground natural gas storage facility in Michigan that will provide one-third of the storage needs for our natural gas distribution companies in Wisconsin  Bluewater will have long-term service agreements with the three Wisconsin gas utilities  Total acquisition price: $230 million  Working gas capacity of 23.2 Bcf  Expected to provide a utility return on capital  The Public Service Commission of Wisconsin granted declaratory ruling and approval on June 15, 2017

26 Major Construction Projects – Upper Michigan Energy Resources Corp. (UMERC) Proposed New Generation in the Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula  ~180 MW of clean, natural gas-fired Reciprocating Internal Combustion Engine (RICE) generation  Estimated $265 million ($275 million including AFUDC) investment is made by the new Michigan utility – UMERC  Half of the investment recovered in retail rates  Half of the investment recovered by a 20-year agreement with Cliffs Natural Resources  Commercial operation targeted for 2019  Filed for approval with the Michigan Commission on Jan. 30, 2017  Allows for the retirement of Presque Isle Power Plant

27 Well Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country Renewables – 483 megawatts  Wisconsin’s two largest wind farms and biomass plant Hydro – 169 megawatts *Owned nameplate capacity

28 Well Positioned for the Future Supporting a Clean Energy Future WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including biomass and the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

29 Reducing Emissions Environmental Performance P e rce n ta g e o f Re m a ini n g E m iss io n s P e rce n ta g e o f Re m a ini n g E m iss io n s 0% 20% 40% 60% 80% 100% 120% 140% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 SO2 (92% reduction) NOx (83% reduction) Mercury (93% reduction)

30 Reducing Emissions Decline in Carbon Intensity 26% Reduction in Carbon Intensity 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 Fuel Sources Coal Nuclear Natural Gas Renewables Other 0% 20% 40% 60% 80% 100% 120% 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 P erc e nta g e o f R em a in in g E mi s s io n s 26.7% of 2016 revenues were derived from coal; down 1.5% from 2015.* *Calculation is based on internal allocations and assumes our share of ATC gross revenues. CO2 Rate (lb/mwh)

31 Committed to Protecting the Environment Our Goal: Preserve fuel diversity, reduce costs and lower carbon emissions  Implementing generation solutions to allow retirement of coal  Examples – Presque Isle (365MW) and Pulliam (200MW) power plants  Continuing evaluation of possible future retirements of other coal-fueled units  Received research and test exemptions to evaluate co-firing of natural gas in some of our coal units – testing began June 2016 As regulations of GHG emissions take shape, our plan is to work with our industry partners, environmental groups, and the State of Wisconsin with a goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030

32 Increasing Fuel Diversity Sources of Electric Energy Supply by Fuel Type 49.7% 23.9% 26.4% 2016 Coal Natural Gas Carbon Free Aspirational

33 0 20 40 60 80 100 120 140 AA - A A- BBB+ BBB BBB- Below Investment Grade A Track Record of Performance Strong Financial Condition Number of Issuers *Source: Standard & Poor’s Financial Services LLC (January 31, 2017) Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

34 Paper 22% Mining/Minerals 14% Foundry (SIC 33) 11% Other Manufacturing 8% Food/Agriculture 8% Metal (SIC 34,35,37) 6% Medical 6% Office 4% Education 4% Chemical 3% Printing 3% Other 11% 36% Large C&I by Segment Wisconsin Retail Deliveries Balanced Sales Mix Large C&I 36% Residential plus Farm 29% Small C&I 35% 2016 Retail Mwh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

35 34.5% 16.4% 16.4% 10.7% 6.8% 1.1% 1.1% 1.7% 11.3% Wisconsin Electric Power the Future Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Composition of Rate Base Total 2016 Rate Base of $17.7 billion

36 Key Rate Making Components *Wisconsin Electric Power Company and Wisconsin Gas only Area Illinois – Gas Minnesota – Gas Michigan– Electric & Gas Wisconsin – Gas Wisconsin – Electric Gas Pipeline Replacement Rider PGL Bad Debt Rider X Bad Debt Escrow Accounting WE / WG WE Decoupling X X Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site Clean Up Recovery X X X X N/A Forward-looking test years X X X 2 years 2 years Earnings cap/sharing 50/50 first 50 bp 100% to customer beyond 50 bp 2016 -2018*

37 Key Open Dockets  Michigan generation application: U-18224  Illinois System Modernization Program: 16-0376  Wisconsin rate settlement  We Energies – 5-UR-108  WPS – 6690-UR-125

Regulatory Environment

Wisconsin

- Governor Scott Walker (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Ellen Nowak Chair	R	07/2011	03/2019
Mike Huebsch	R	03/2015	03/2021
Lon Roberts	R	03/2017	03/2023

Michigan

- Governor Rick Snyder (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Michigan Commissioners			
Name	Party	Began Serving	Term Ends
Sally Talberg Chair	I	07/2013	07/2021
Norm Saari	R	08/2015	07/2019
Rachel Eubanks	I	08/2016	07/2023

WEC Energy Group
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39 Regulatory Environment Illinois  Governor Bruce Rauner (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Minnesota  Governor Mark Dayton (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2020 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 John Rosales D 03/2015 01/2019 Sadzi Martha Olivia R 01/2017 01/2022 Minnesota Commissioners Name Party Began Serving Term Ends Nancy Lange Chair D 02/2013 01/2019 John Tuma R 02/2015 01/2021 Dan Lipschultz D 01/2014 01/2020 Matt Schuerger R 01/2016 02/2022 Katie Sieben D 01/2017 01/2023

Regulatory Environment

- FERC
  - Presidential appointment, Senate confirmation
  - 5-year term

FERC Commissioners			
Name	Party	Began Serving	Term Ends
Cheryl LaFleur Interim Chair	D	07/2014	06/2019
Colette Honorable	D	01/2015	06/2017
Neil Chatterjee*	R		
Robert Powelson*	R		
Open			

* Appointed, pending senate confirmation

WEC Energy Group

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Precedent Transactions

Announce Date	Closing Date	Target	Acquiror	1-Day Premium	FY1 P/E	FY2 P/E	Transaction Value ($mm)	Equity Value ($mm)	Price/Book	Enterprise Value/ Rate Base
01/25/2017	Pending	WGL	AltaGas	28%(1)	25.7x	23.8x	$6,316	$4,517	3.3x	n/a
07/29/2016	Pending	Oncor	NEE	n/a	26.5x	23.8x	$18,400	$11,898	1.6x	1.77x
05/31/2016	Pending	WR	GXP	36%(1)	24.6x	23.7x	$12,231	$8,600	2.3x	1.72x
02/09/2016	01/01/2017	EDE	AQN.CN	50%(1)	22.4x	21.1x	$2,366	$1,489	1.9x	1.49x
02/09/2016	10/14/2016	ITC	FTS.CN	33%(1)	21.6x	20.0x	$11,269	$6,889	4.1x	1.98x
02/01/2016	09/16/2016	STR	D	23%	19.1x	18.9x	$5,960	$4,371	3.4x	2.29x(2)
10/26/2015	10/03/2016	PNY	DUK	42%	29.8x	28.0x	$6,700	$4,916	3.5x	2.5x
09/04/2015	07/01/2016	TE	EMA.CN	48%(1)	23.3x	21.5x	$10,361	$6,480	2.5x	1.60x(3)
08/24/2015	07/01/2016	GAS	SO	38%	21.5x	20.6x	$11,978	$7,926	2.0x	n/a
02/25/2015	12/16/2015	UIL	Iberdrola	25%(1)	21.7x	20.4x	$4,674	$2,983	2.2x	1.95x
10/20/2014	04/13/2016	CNL	Multiple	n/a(4)	20.5x	18.7x	$4,700	$3,343	2.1x	1.68x
06/23/2014	**06/29/2015**	**TEG**	**WEC**	**17%**	**20.0x**	**18.5x**	**$9,020**	**$5,758**	**1.7x**	**1.55x**
04/30/2014	03/26/2016	POM	EXC	25%(1)	22.5x	20.8x	$12,193	$6,872	1.6x	1.58x
12/11/2013	08/15/2014	UNS	FTS.CN	30%	18.0x	17.9x	$4,282	$2,515	2.2x	1.55x
05/29/2013	12/19/2013	NVE	Berkshire	20%	18.3x	17.6x	$10,465	$5,592	1.6x	1.45x
			Average	32%	22.4x	21.0x			2.4x	1.78x
			Median	30%	21.7x	20.6x			2.2x	1.68x

1. *Based on unaffected date.*
2. *Historical rate base. Includes E&P investment base.*
3. *Based on press releases.*
4. *Company disclosed engagement in strategic transaction discussions prior to announcement of transactions.*

WEC Energy Group

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42 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-2592